                                                                    Exhibit 99.2

                               JOINT FILER INFORMATION

                    Item                               Information

Name:                              Wells Fargo Municipal Capital Strategies, LLC
Address:                           375 Park Avenue
                                   New York, New York 10152

Date of Event Requiring            February 9, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or          Pioneer Municipal High Income Trust [MHI]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC

                                     By:    /s/ Adam Joseph
                                           -------------------------------------
                                     Name:  Adam Joseph
                                     Title: President
                                     Date:  February _16_, 2018

                    Item                               Information

Name:                              WFC Holdings, LLC
Address:                           420 Montgomery Street
                                   San Francisco, CA 94104

Date of Event Requiring            February 9, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or          Pioneer Municipal High Income Trust [MHI]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         WFC HOLDINGS, LLC

                                     By:    /s/ Arthur C. Evans
                                           -------------------------------------
                                     Name:  Arthur C. Evans
                                     Title: Authorized Representative
                                     Date:  February _16__, 2018